UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 22, 2019
Aflac Incorporated
_________________________________________________________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-07434		58-1167100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)
706.323.3431
_________________________________________________________________________________________________________________________________________________________
(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 22, 2019, Aflac Incorporated intends to discuss the following matters with analysts and investors.

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Near the end of July and prior to the Aflac Incorporated earnings call on July 26, 2019, Aflac Life Insurance Japan Ltd. (Aflac Japan) commenced a rigorous, voluntary review of postal channel sales. There has been no change in the focus or intensity of the review since originally launched. The review is focused on policyholders who seek to turn in their old cancer policies in favor of new policies with enhanced benefits and features (lapsed and reissued policies), specifically, if any policyholders were disadvantaged by the process.

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The 104,000 policies recently referenced in certain media reports regarding Aflac Japan represent all lapsed and reissued policies in the Japan Post Co. Ltd. (JPC) channel between May 2018 and May 2019. In addition to the 104,000 policies mentioned in media reports, there were an additional 2,600 lapsed and reissued policies sold by Japan Post Insurance Co. Ltd. (JPI) during the same time period. Lapse and reissue activity, which increased with the launch of a new and improved cancer policy in April 2018, is a compliant practice that provides the insured a choice to maintain coverage before the new policy takes effect. Thus, under lapse and reissue customers can choose to maintain two policies in force during the waiting period associated with the new policy. Aflac Japan administers lapse and reissue with the customer’s best interest in mind to minimize inconvenience, avoid gaps in coverage, and ensure fair value for any premium paid.

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To enhance customer convenience, Aflac Japan introduced conditional surrender, another documented systems and administrative program, to ensure a smooth transition from old to new policies. This process ensures no loss of coverage during transition, and only one policy remains in-force at any given time. When conditional surrender was introduced in 2014, only a small number of post offices were handling cancer insurance and were primarily engaged in offering coverage to new customers. Further, JPC and JPI salespersons that would be required to handle simultaneous policy cancellation and reissuance under the conditional surrender program are not currently allowed to directly handle the policy cancellation process. For these reasons, JPC and JPI did not immediately implement the conditional surrender program. Following the expansion to approximately 20,000 post offices and the product revision in April 2018, resulting in great demand for Aflac Japan’s improved cancer product, JPC and JPI elected in early 2019 to adopt and install the conditional surrender program beginning late in 2019 once administratively ready to execute.

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The sale of cancer policies continues in the Japan Post Group channel. Based on daily proposal and new annualized premium trends to date in August, Aflac Japan management has observed a material decline in sales running at approximately 25% of normal daily volumes. Consistent with Aflac Incorporated’s statement on the earnings call, while we believe sales will normalize in the future, there is a clear impact while JPI’s investigation proceeds and they work to address the issues. Assuming a continuation of these trends to date for the rest of the year, we anticipate that sales in the Japan Post Group channel may decline by as much as 50% from a very strong 2018 given our refreshed cancer product. Based on this same assumption, we anticipate this would result in total third sector and first sector protection sales down in the mid-teens for the year. We continue to see normal retention and are not changing our protection-type first and third sector earned premium growth of 1% to 2% for the year.

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Finally and consistent with Japan Post Holdings Co. Ltd. (JPH) comments, we are currently unaware and are not anticipating any disruption in our long-term Alliance plans and associated capital commitment by JPH in Aflac’s stock.

FORWARD-LOOKING INFORMATION

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” to encourage companies to provide prospective information, so long as those informational statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those included in the forward-looking statements. The company desires to take advantage of these provisions. This document contains cautionary statements identifying important factors that could cause actual results to differ materially from those projected herein, and in any other statements made by company officials in communications with the financial community and contained in documents filed with the Securities and Exchange Commission (SEC). Forward-looking statements are not based on historical information and relate to future operations, strategies, financial results or other developments. Furthermore, forward-looking information is subject to numerous assumptions, risks and uncertainties. In particular, statements containing words such as “expect,” “anticipate,” “believe,” “goal,” “objective,” “may,” “should,” “estimate,” “intends,” “projects,” “will,” “assumes,” “potential,” “target,” "outlook" or similar words as well as specific projections of future results, generally qualify as forward-looking. Aflac undertakes no obligation to update such forward-looking statements.

The company cautions readers that the following factors, in addition to other factors mentioned from time to time, could cause actual results to differ materially from those contemplated by the forward-looking statements:

•	decreases in the Company’s sales of cancer insurance in the Japan Post Group system

•	difficult conditions in global capital markets and the economy

•	exposure to significant interest rate risk

•	concentration of business in Japan

•	foreign currency fluctuations in the yen/dollar exchange rate

•	limited availability of acceptable yen-denominated investments

•	U.S. tax audit risk related to conversion of the Japan branch to a subsidiary

•	deviations in actual experience from pricing and reserving assumptions

•	ability to continue to develop and implement improvements in information technology systems

•	competitive environment and ability to anticipate and respond to market trends

•	ability to protect the Aflac brand and the Company's reputation

•	ability to attract and retain qualified sales associates, brokers, employees, and distribution partners

•	interruption in telecommunication, information technology and other operational systems, or a failure to maintain the security, confidentiality or privacy of sensitive data residing on such systems

•	failure to comply with restrictions on patient privacy and information security

•	extensive regulation and changes in law or regulation by governmental authorities

•	tax rates applicable to the Company may change

•	defaults and credit downgrades of investments

•	decline in creditworthiness of other financial institutions

•	significant valuation judgments in determination of amount of impairments taken on the Company's investments

•	subsidiaries' ability to pay dividends to the Parent Company

•	decreases in the Company's financial strength or debt ratings

•	inherent limitations to risk management policies and procedures

•	concentration of the Company's investments in any particular single-issuer or sector

•	differing judgments applied to investment valuations

•	ability to effectively manage key executive succession

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catastrophic events including, but not necessarily limited to, epidemics, pandemics, tornadoes, hurricanes, earthquakes, tsunamis, war or other military action, terrorism or other acts of violence, and damage incidental to such events

•	changes in accounting standards

•	increased expenses and reduced profitability resulting from changes in assumptions for pension and other postretirement benefit plans

•	level and outcome of litigation

•	allegations or determinations of worker misclassification in the United States

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

August 22, 2019	/s/ June Howard

(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

EXHIBIT INDEX:

101.INS	-	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	-	XBRL Taxonomy Extension Schema.
101.CAL	-	XBRL Taxonomy Extension Calculation Linkbase.
101.DEF	-	XBRL Taxonomy Extension Definition Linkbase.
101.LAB	-	XBRL Taxonomy Extension Label Linkbase.
101.PRE	-	XBRL Taxonomy Extension Presentation Linkbase.

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